Marketable Securities	12 Months Ended
Mar. 31, 2012
Marketable Securities [Abstract]
Marketable Securities
3. Marketable Securities

The Company acquired equity securities listed in Hong Kong and Singapore.

	March 31,
	2011	2012
Cost	$1,066	—
Market value	$1,045	—

Unrealized gain (loss) for the years ended March 31, 2010, 2011 and 2012 were $42, $(21) and $nil, respectively.

Net proceeds from sale of marketable securities for the years ended March 31, 2010, 2011 and 2012 were $260, $13,509 and $4,251, respectively and realized gain from sale of marketable securities for the years ended March 31, 2010, 2011 and 2012 were $160, $853 and $22, respectively. For the purposes of determining realized gains and losses, the cost of securities sold was determined based on the average cost method.

The marketable securities were classified as Level 1 of the hierarchy established under ASC No. 820 because the valuations were based on quoted prices for identical securities in active markets.